Exhibit 99.1

Infinera Corporation Reports First Quarter 2014 Financial Results

Sunnyvale, Calif., - April 23, 2014 - Infinera Corporation (NASDAQ: INFN), a provider of Intelligent Transport Networks™, today released financial results for the first quarter of 2014 ended March 29, 2014.

GAAP revenue for the quarter was $142.8 million compared to $139.1 million in the fourth quarter of 2013 and $124.6 million in the first quarter of 2013.

GAAP gross margins for the quarter were 40.9% compared to 40.2% in the fourth quarter of 2013 and 34.2% in the first quarter of 2013.

GAAP net loss for the quarter was $(4.4) million, or $(0.04) per share, compared to net loss of $(10.2) million, or $(0.08) per share, in the fourth quarter of 2013, and a net loss of $(15.3) million, or $(0.13) per share, in the first quarter of 2013.

Non-GAAP gross margins for the quarter were 41.8% compared to 41.4% in the fourth quarter of 2013 and 35.9% in the first quarter of 2013.

Non-GAAP net income for the quarter was $4.2 million, or $0.03 per share, compared to net loss of $(0.2) million, or break even on an earnings per share basis in the fourth quarter of 2013, and net loss of $(7.3) million, or $(0.06) per share, in the first quarter of 2013.

These non-GAAP measures exclude non-cash stock-based compensation expenses and the amortization of debt discount on Infinera’s convertible senior notes. A further explanation of the use of non-GAAP financial information and a reconciliation of the non-GAAP financial measures to the GAAP equivalents can be found at the end of this release.

Management Commentary:

“Our first quarter performance was exceptionally strong in what is typically a soft quarter for our industry. We are benefitting from the continued investment cycle in 100G and network convergence. The favorable economics of our PIC-based architectures and the operational benefits of super-channels positions us as the industry recognized leader in the optical market,” said Tom Fallon, Chief Executive Officer. “I remain optimistic about our short-, intermediate- and long-term opportunity. Our focus this year remains on winning footprint, gaining market share, and servicing customers. We believe the continued growth of our business in long-haul, combined with product investments in adjacent markets, is the best way for us to provide long-term shareholder value.”

Conference Call Information:

Infinera will host a conference call for analysts and investors to discuss its first quarter of 2014 results and its outlook for the second quarter of 2014 today at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). A live webcast of the conference call will also be accessible from the Investor Relations’ section of Infinera’s website at www.infinera.com. Following the webcast, an archived version will be available on the website for 90 days. To hear the replay, parties in the United States and Canada should call 1-888-566-0689. International parties can access the replay at 1-402-998-0823.

Contacts:
Media and Analysts: Anna Vue	Investors: Leigh Salvo
Tel. +1 (916) 595-8157	Tel. +1 (408) 543-8139
avue@infinera.com	lsalvo@infinera.com

About Infinera

Infinera provides Intelligent Transport Networks to help carriers exploit the increasing demand for cloud-based services and data center connectivity as they advance into the Terabit Era. Infinera is unique in its use of breakthrough semiconductor technology to deliver large scale Photonic Integrated Circuit (PICs) and the application of PICs to vertically integrated optical networking solutions that deliver the industry’s only commercially available 500 Gb/s FlexCoherent super-channels. Infinera Intelligent Transport Network solutions include the DTN-X, DTN and ATN platforms. Find more at www.infinera.com.

Forward-Looking Statements

This press release contains certain forward-looking statements based on current expectations, forecasts and assumptions that involve risks and uncertainties. These statements are based on information available to Infinera as of the date hereof and actual results could differ materially from those stated or implied due to risks and uncertainties. Forward-looking statements include statements regarding Infinera’s expectations, beliefs, intentions or strategies including statements regarding Infinera’s opportunity in the short-, intermediate- and long-term; Infinera’s ability to win footprint and gain market share; and Infinera’s belief that continued growth of its business in long haul, combined with product investments, is the best way for Infinera to provide long-term shareholder value. Such forward-looking statements can be identified by forward-looking words such as "anticipated," "believed," "could," "estimate," "expect," "intend," "may," "should," "will," and "would" or similar words. The risks and uncertainties that could cause Infinera’s results to differ materially from those expressed or implied by such forward-looking statements include aggressive business tactics by Infinera’s competitors, Infinera’s reliance on single-source suppliers, Infinera’s ability to protect Infinera’s intellectual property, claims by others that Infinera infringes their intellectual property, and Infinera’s ability to respond to rapid technological changes, and other risks that may impact Infinera’s business are set forth in its annual report on Form 10-K filed with the Securities and Exchange Commission (SEC) on February 21, 2014, as well as subsequent reports filed with or furnished to the SEC. These reports are available on Infinera’s website at www.infinera.com and the SEC’s website at www.sec.gov. Infinera assumes no obligation to, and does not currently intend to, update any such forward-looking statements.

Use of Non-GAAP Financial Information

In addition to disclosing financial measures prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain certain non-GAAP measures that exclude non-cash stock-based compensation expenses and amortization of debt discount on Infinera’s convertible senior notes. Infinera believes these adjustments are appropriate to enhance an overall understanding of its underlying financial performance and also its prospects for the future and are considered by management for the purpose of making operational decisions. In addition, these results are the primary indicators management uses as a basis for its planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income (loss), basic and diluted net income (loss) per share, or gross margin prepared in accordance with GAAP. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations. For a description of these non-GAAP financial measures and a reconciliation to the most directly comparable GAAP financial measures, please see the section titled, “GAAP to Non-GAAP Reconciliations.” Infinera anticipates disclosing forward-looking non-GAAP information in its conference call to discuss its first quarter results, including an estimate of non-GAAP earnings for the second quarter of 2014 that excludes non-cash stock-based compensation expenses and amortization of debt discount on Infinera’s convertible senior notes.

A copy of this press release can be found on the Investor Relations’ page of Infinera’s website at www.infinera.com.

Infinera and the Infinera logo are trademarks or registered trademarks of Infinera Corporation. All other trademarks used or mentioned herein belong to their respective owners.

Infinera Corporation
GAAP Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	March 29, 2014	March 30, 2013
Revenue:
Product	$124,242	$108,343
Services	18,573	16,282
Total revenue	142,815	124,625
Cost of revenue(1) :
Cost of product	78,438	75,447
Cost of services	5,971	6,476
Total cost of revenue	84,409	81,923
Gross profit	58,406	42,702
Operating expenses(1) :
Research and development	29,346	29,726
Sales and marketing	17,862	18,046
General and administrative	12,254	9,872
Total operating expenses	59,462	57,644
Loss from operations	(1,056)	(14,942)
Other income (expense), net:
Interest income	336	197
Interest expense	(2,677)	—
Other gain (loss), net:	(729)	(203)
Total other income (expense), net	(3,070)	(6)
Loss before income taxes	(4,126)	(14,948)
Provision for income taxes	248	331
Net loss	$(4,374)	$(15,279)
Net loss per common share, basic and diluted	$(0.04)	$(0.13)
Weighted average shares used in computing basic and diluted net loss per common share	121,352	114,308
 _____________________________

(1)	The following table summarizes the effects of stock-based compensation related to employees and non-employees for the three months ended March 29, 2014 and March 30, 2013:

	Three Months Ended
	March 29, 2014	March 30, 2013
Cost of revenue	$452	$486
Research and development	2,138	3,119
Sales and marketing	1,720	1,999
General and administration	1,530	769
	5,840	6,373
Cost of revenue - amortization from balance sheet*	832	1,602
Total stock-based compensation expense	$6,672	$7,975

*	Stock-based compensation expense deferred to inventory and deferred inventory costs in prior periods and recognized in the current period.

Infinera Corporation
GAAP to Non-GAAP Reconciliations
(In thousands, except percentages and per share data)
(Unaudited)

	Three Months Ended
	March 29, 2014	December 28, 2013	March 30, 2013
Reconciliation of Gross Profit:
U.S. GAAP as reported	$58,406	$55,912	$42,702
Stock-based compensation(1)	1,284	1,695	2,088
Non-GAAP as adjusted	$59,690	$57,607	$44,790
Reconciliation of Gross Margin:
U.S. GAAP as reported	40.9%	40.2%	34.2%
Stock-based compensation(1)	0.9%	1.2%	1.7%
Non-GAAP as adjusted	41.8%	41.4%	35.9%
Reconciliation of Income (Loss) from Operations:
U.S. GAAP as reported	$(1,056)	$(7,081)	$(14,942)
Stock-based compensation(1)	6,672	8,174	7,975
Non-GAAP as adjusted	$5,616	$1,093	$(6,967)
Reconciliation of Net Income (Loss):
U.S. GAAP as reported	$(4,374)	$(10,178)	$(15,279)
Stock-based compensation(1)	6,672	8,174	7,975
Amortization of debt discount(2)	1,860	1,814	—
Non-GAAP as adjusted	$4,158	$(190)	$(7,304)
Net Income (Loss) per Common Share - Basic:
U.S. GAAP as reported	$(0.04)	$(0.08)	$(0.13)
Non-GAAP as adjusted	$0.03	$—	$(0.06)
Net Income (Loss) per Common Share - Diluted:
U.S. GAAP as reported	$(0.04)	$(0.08)	$(0.13)
Non-GAAP as adjusted(3)	$0.03	$—	$(0.06)
Weighted average shares used in computing net income (loss) per common share - U.S . GAAP:
Basic	121,352	119,743	114,308
Diluted	121,352	119,743	114,308
Weighted average shares used in computing net income (loss) per common share - Non-GAAP:
Basic	121,352	119,743	114,308
Diluted(3)	125,435	125,134	117,602

_____________________________

(1)
Stock-based compensation expense is calculated in accordance with the fair value recognition provisions of Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718, Compensation – Stock Compensation effective January 1, 2006. The following table summarizes the effects of stock-based compensation related to employees and non-employees (in thousands):

	Three Months Ended
	March 29, 2014	December 28, 2013	March 30, 2013
Cost of revenue	$452	$489	$486
Research and development	2,138	2,725	3,119
Sales and marketing	1,720	1,965	1,999
General and administration	1,530	1,789	769
	5,840	6,968	6,373
Cost of revenue - amortization from balance sheet*	832	1,206	1,602
Total stock-based compensation expense	$6,672	$8,174	$7,975

*	Stock-based compensation expense deferred to inventory and deferred inventory costs in prior periods and recognized in the current period.

(2)
Under GAAP, certain convertible debt instruments that may be settled in cash on conversion are required to be separately accounted for as liability (debt) and equity (conversion option) components of the instrument in a manner that reflects the issuer’s non-convertible debt borrowing rate. Accordingly, for GAAP purposes, Infinera is required to amortize as a debt discount an amount equal to the fair value of the conversion option that was recorded in equity as interest expense on its $150 million 1.75% convertible debt issuance in May 2013 over the term of the notes. These amounts have been adjusted in arriving at Infinera's non-GAAP results because management believes that this non-cash expense is not indicative of ongoing operating performance and provides a better indication of Infinera's underlying business performance.

(3)	Diluted shares used to calculate net loss per share on a non-GAAP basis provided for informational purposes only.

Infinera Corporation
Condensed Consolidated Balance Sheets
(In thousands, except par values)
(Unaudited)

	March 29, 2014	December 28, 2013
ASSETS
Current assets:
Cash and cash equivalents	$85,249	$124,330
Short-term investments	226,705	172,660
Accounts receivable, net of allowance for doubtful accounts of $41 in 2014 and $43 in 2013	107,405	100,643
Inventory	126,465	123,685
Prepaid expenses and other current assets	20,537	17,752
Total current assets	566,361	539,070
Property, plant and equipment, net	78,801	79,668
Long-term investments	32,756	64,419
Cost-method investment	9,000	9,000
Long-term restricted cash	4,392	3,904
Other non-current assets	5,776	4,865
Total assets	$697,086	$700,926
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$37,843	$39,843
Accrued expenses	20,244	22,431
Accrued compensation and related benefits	21,377	33,899
Accrued warranty	14,351	12,374
Deferred revenue	31,496	32,402
Total current liabilities	125,311	140,949
Long-term debt, net	111,024	109,164
Accrued warranty, non-current	12,034	10,534
Deferred revenue, non-current	4,886	4,888
Other long-term liabilities	17,563	17,581
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value
Authorized shares - 25,000 and no shares issued and outstanding	—	—
Common stock, $0.001 par value
Authorized shares - 500,000 as of March 29, 2014 and December 28, 2013
Issued and outstanding shares - 122,485 as of March 29, 2014 and 119,887 as of December 28, 2013	123	120
Additional paid-in capital	1,038,216	1,025,661
Accumulated other comprehensive loss	(3,212)	(3,486)
Accumulated deficit	(608,859)	(604,485)
Total stockholders’ equity	426,268	417,810
Total liabilities and stockholders’ equity	$697,086	$700,926

Infinera Corporation
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended
	March 29, 2014	March 30, 2013
Cash Flows from Operating Activities:
Net loss	$(4,374)	$(15,279)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	6,314	6,334
(Recovery of) provision for other receivables	—	(88)
Amortization of debt discount and issuance costs	2,020	—
Amortization of premium on investments	828	314
Stock-based compensation expense	6,672	7,975
Other gain	(20)	(243)
Changes in assets and liabilities:
Accounts receivable	(6,762)	(5,094)
Inventory	(3,354)	(5,041)
Prepaid expenses and other assets	(3,797)	(361)
Accounts payable	(2,080)	(8,045)
Accrued liabilities and other expenses	(13,448)	(6,301)
Deferred revenue	(909)	4,340
Accrued warranty	3,477	190
Net cash used in operating activities	(15,433)	(21,299)
Cash Flows from Investing Activities:
Purchase of available-for-sale investments	(80,223)	(20,023)
Proceeds from sale of available-for-sale investments	—	2,850
Proceeds from maturities and calls of investments	57,063	33,835
Purchase of property and equipment	(5,608)	(4,936)
Change in restricted cash	(479)	44
Net cash provided by (used in) investing activities	(29,247)	11,770
Cash Flows from Financing Activities:
Proceeds from issuance of common stock	7,054	5,560
Minimum tax withholding paid on behalf of employees for net share settlement	(1,619)	(1,493)
Net cash provided by financing activities	5,435	4,067
Effect of exchange rate changes on cash	164	(206)
Net change in cash and cash equivalents	(39,081)	(5,668)
Cash and cash equivalents at beginning of period	124,330	104,666
Cash and cash equivalents at end of period	$85,249	$98,998
Supplemental disclosures of cash flow information:
Cash paid for income taxes, net of refunds	$303	$210
Supplemental schedule of non-cash financing activities:
Transfer of inventory to fixed assets	$603	$1,522

Infinera Corporation
Supplemental Financial Information
(Unaudited)

	Q2'12	Q3'12	Q4’12	Q1'13	Q2’13	Q3'13	Q4'13	Q1'14
Revenue ($ Mil)	$93.5	$112.2	$128.1	$124.6	$138.4	$142.0	$139.1	$142.8
Gross Margin % (1)	36.6%	39.1%	35.9%	35.9%	38.9%	49.2%	41.4%	41.8%
Invoiced Shipment Composition:
Domestic %	70%	70%	63%	63%	64%	73%	54%	78%
International %	30%	30%	37%	37%	36%	27%	46%	22%
Largest Customer %	15%	13%	13%	14%	<10%	17%	11%	21%
Cash Related Information:
Cash from (used in) Operations ($ Mil)	$(22.7)	$(29.3)	$8.3	$(21.3)	$17.9	$12.8	$25.8	$(15.4)
Capital Expenditures ($ Mil)	$6.1	$2.5	$3.2	$4.9	$4.5	$4.2	$7.5	$5.6
Depreciation & Amortization ($ Mil)	$5.7	$6.1	$6.4	$6.3	$6.3	$5.9	$6.0	$6.3
DSO’s	55	74	76	82	64	56	66	68
Inventory Metrics:
Raw Materials ($ Mil)	$14.8	$12.4	$13.0	$12.2	$9.8	$12.1	$14.3	$13.2
Work in Process ($ Mil)	$49.4	$59.8	$57.3	$53.1	$41.0	$45.7	$49.2	$47.8
Finished Goods ($ Mil)	$50.9	$46.3	$57.5	$65.7	$70.5	$65.7	$60.2	$65.5
Total Inventory ($ Mil)	$115.1	$118.5	$127.8	$131.0	$121.3	$123.5	$123.7	$126.5
Inventory Turns (2)	2.1	2.3	2.6	2.4	2.8	2.3	2.6	2.6
Worldwide Headcount	1,228	1,235	1,242	1,219	1,238	1,296	1,318	1,346

(1)	Amounts reflect non-GAAP results. Non-GAAP adjustments include non-cash stock-based compensation expense.

(2)	Infinera calculates non-GAAP inventory turns as annualized non-GAAP cost of revenue before adjustments for non-cash stock-based compensation expense divided by the average inventory for the quarter.